Note 10 - Retirement Plans	12 Months Ended
Mar. 31, 2021
Notes to Financial Statements
Retirement Benefits [Text Block]

10. Retirement Plans

The Company has a noncontributory defined benefit pension plan (the “Plan”) covering most employees who meet certain age-entry requirements and work a stated minimum number of hours per year. The Plan was amended to freeze accruals to new hires and rehires effective January 1, 2020. Annual contributions made to the Plan are sufficient to satisfy legal funding requirements.

The following tables provide a reconciliation of the changes in the Plan’s benefit obligation and fair value of plan assets over the two-year period ended March 31, 2021 and a statement of the funded (unfunded) status as of March 31, 2021 and 2020:

	2021	2020
	(In thousands)
Change in Benefit Obligation

Benefit obligation at beginning of year	$278,227	$250,461
Service cost	9,326	9,244
Interest cost	9,266	9,064
Liability gain due to curtailment	-	(1,114)
Actuarial loss	17,712	20,146
Benefit payments and expenses	(28,468)	(9,574)
Benefit obligation at end of year	$286,063	$278,227

Change in Plan Assets

Fair value of plan assets at beginning of year	$202,485	$233,112
Actual return on plan assets	103,166	(46,325)
Employer contributions	73,000	26,000
Benefit payments and expenses	(29,737)	(10,302)
Fair value of plan assets at end of year	$348,914	$202,485

Funded (Unfunded) Status	$62,851	$(75,742)

The funded status increased by $138.6 million during 2021 reflecting the actual fair value of plan assets and the projected benefit obligation as of March 31, 2021. This funded status increase was recognized via the actual gain on plan assets and the decrease in accumulated other comprehensive loss of $59.8 million after the income tax expense of $19.9 million. During fiscal years 2021 and 2020, the actuarial loss in the pension plan’s projected benefit obligation was primarily driven by data revisions resulting in demographic losses as well as a decline in discount rates. Additionally, the Society of Actuaries released an updated mortality table for fiscal year 2020 and an updated mortality projection scale for both fiscal years 2020 and 2021 which partially offset the actuarial loss.

Plan assets increased from $202.5 million as of March 31, 2020 to $348.9 million as of March 31, 2021 due primarily to a gain on plan assets of $103.2 million and a $73.0 million contribution by the Company.

	2021	2020
	(In thousands)
Amounts Recognized in Accumulated Other Comprehensive Pre-Tax Loss

Prior service cost	$(258)	$(349)
Net loss	(26,265)	(105,866)
Accumulated other comprehensive pre-tax loss	$(26,523)	$(106,215)

Pension and
post retirement plan
adjustments, net
of tax
(In thousands)
Accumulated Other Comprehensive Loss

Balance at March 31, 2020	$(79,220)
Other comprehensive income	60,153
Balance at March 31, 2021	$(19,067)

The following table provides the components of net periodic benefit cost  for the Plan for fiscal years 2021 and 2020:

	2021	2020
	(In thousands)

Service cost including administration	$10,627	$9,935
Interest cost	9,266	9,064
Expected return on plan assets	(15,804)	(16,746)
Amortization of net loss	9,919	579
Prior service cost	91	120
Net periodic benefit cost	$14,099	$2,952
Settlement/curtailment expense	-	118
Net periodic benefit cost with curtailment	$14,099	$3,070

The Company utilizes a full yield curve approach in the estimation of net periodic benefit cost components by applying the specific spot rates along the yield curve used in determination of the benefit obligation to their underlying projected cash flows.

Prior service costs are amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of assets are amortized over the average remaining service period of active participants.

The assumptions used to measure the Company’s benefit obligation and pension expense are shown in the following table:

	2021	2020

Weighted Average Assumptions for Balance Sheet Liability at End of Year:

Discount rate - projected benefit obligation	3.43%	3.69%
Rate of compensation increase	3.00%	3.00%
Mortality table	Pri-2012 Blue Collar Generational Table Improvement Scale MP-2020	Pri-2012 Blue Collar Generational Table Improvement Scale MP-2019

Weighted Average Assumptions for Benefit Cost at Beginning of Year:

Discount rate - benefit obligations	3.69%	4.14%
Discount rate - interest cost	3.30%	3.74%
Discount rate - service cost	3.87%	4.34%
Discount rate - interest on service cost	3.43%	3.69%
Expected return on plan assets	7.25%	7.25%
Rate of compensation increase	3.00%	3.00%

The Company's plan assets consist of the following:

	Target	Percentage of Plan
	Allocation	Assets at March 31,
	2022	2021	2020

Plan Assets

Equity securities	50%	48%	97%
Debt securities	50%	50%	-
Real estate	-	-	-
Cash	-	2%	3%
Total	100%	100%	100%

All securities, which are valued at fair market value, are considered to be level 1, due to their public active market.

Expected Return on Plan Assets

For fiscal 2021, the expected long term rate of return on Plan assets was 7.25%. The Company expected 7.25% to fall within the 35 to 65 percentile range of returns on investment portfolios with asset diversification similar to that of the Plan's target asset allocation for fiscal 2021. The Company will review the long term rate of return on Plan assets for fiscal 2022 in light of changes that were made to the asset allocation in March of 2021.

Investment Policy and Strategy

Historically, the Company maintained an investment policy designed to achieve a long-term rate of return by investing in a diversified portfolio of public company equities seeking to provide long-term growth consistent with the performance of relevant market indices, as well as maintain an adequate level of liquidity for pension distributions as they fall due. The Company is currently in the process of reviewing its investment policy and shifting towards more liability-driven investments to reduce the ongoing volatility of the Plan’s funded status. As an initial step, in March 2021, the Company adjusted the allocation of the Plan assets by moving 50% of the assets into liability-hedging investment grade fixed income investments, while maintaining 50% of the assets in diversified public company equities. Additionally, in FY 2022, the Company intends to implement a glide path approach that will adjust the asset allocation as the Plan’s funded status changes, with more assets being allocated to fixed income investments as the funded status improves to continue to reduce the Plan’s funded status volatility.

Cash Flows

Expected contributions for fiscal year ending March 31, 2022 (in thousands):

Expected Employer Contributions	$-
Expected Employee Contributions	$-

Estimated future benefit payments reflecting expected future service for the fiscal years ending March 31 (in thousands):

2022	$11,178
2023	11,290
2024	11,913
2025	12,640
2026	13,342
2027-2031	75,496

401(k) Plans

The Company also has employees’ savings 401(k) plans covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Participants may make contributions up to the legal limit. The Company’s matching contributions are discretionary. Costs charged to operations for the Company’s matching contributions amounted to $1.6 million and $0.4 million in fiscal 2021 and 2020, respectively. In fiscal 2021 and 2020, the matching contribution was entirely treasury stock. This stock portion of the matching contribution is valued at current market value while the treasury stock is valued at cost.

Unfunded Deferred Compensation Plan

The Company sponsors an unfunded nonqualified deferred compensation plan to permit certain eligible employees to defer receipt of a portion of their compensation to a future date. This plan was designed to compensate the plan participants for any loss of company contributions under the 401(k) plans. The total cost for this plan was not significant in fiscal 2021 or 2020.